                                                                   EXHIBIT 10.37

                            AMENDMENT NUMBER 6 TO THE

                AUTOMATIC VARIABLE ANNUITY REINSURANCE AGREEMENT
                         (REFERRED TO AS THE AGREEMENT)

                                     BETWEEN

                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO
                             ST. PETERSBURG, FLORIDA
                         (REFERRED TO AS THE REINSURED)

                                       AND

                       WMA LIFE INSURANCE COMPANY LIMITED
                                HAMILTON, BERMUDA
                         (REFERRED TO AS THE REINSURER)

I. The Reinsurer, WMA LIFE INSURANCE COMPANY LIMITED, has changed its name to "GLOBAL PREFERRED RE LIMITED" effective as of September 18, 2001.

II. Exhibit A, PRODUCER, is replaced by the following effective as of June 1, 2001:

         Annuity contracts, applicable riders, and endorsements must be sold by and distributed through:

         - WMA Securities, Inc. (and/or its successors) and its affiliates

         -        World Financial Group, Inc. (and/or its successors)

         -        World Group Securities, Inc. (and/or its successors)

Except as expressed herein, all terms, covenants and provisions of the Automatic Variable Annuity Reinsurance Agreement, as amended, that are not in conflict with the provisions of this amendment shall remain unaltered and in full force and effect.

In witness of the above, the Reinsured and the Reinsurer, by their respective officers have executed this amendment in duplicate at the dates and places indicated.

WESTERN RESERVE LIFE ASSURANCE            GLOBAL PREFERRED RE LIMITED
CO. OF OHIO



at St. Petersburg, FL                     at Duluth, Georgia
   -----------------------------             ----------------------------------
on December 31, 2001                      on December 31, 2001
   -----------------                         -----------------



By: /s/ Larry Kirkland                    By: /s/ Edward F. McKernan
   -----------------------------             ----------------------------------
Title: VP and Managing Actuary            Title: President and Actuary



By: /s/ ILLEGIBLE                         By: /s/ Daniel W. McLeroy
   -----------------------------             ----------------------------------
Attest:                                   Attest: Director, Financial Projects